1 RAIT Financial Trust Investor Presentation May 2013 Exhibit 99.1

Forward Looking Statements &
Non-GAAP Financial Measures
This document and the related presentation may contain forward-looking statements within the meaning of the Private Securities Litigation
Reform Act of 1995. These forward-looking statements include, but are not limited to, statements about RAIT Financial Trust’s (“RAIT”) plans, objectives, expectations and intentions with respect to future operations, products, dividends, cash from investments and services and other statements that are not historical facts. Forward-looking statements are sometimes identified by the words “may”, “will”, “should”, “potential”,
“predict”, “continue”, “project”, “guide”, or other similar words or expressions.  These forward-looking statements are based upon the current beliefs and expectations of RAIT's management and are inherently subject to significant business, economic and competitive uncertainties and contingencies, many of which are difficult to predict and generally not within RAIT’s control. In addition, these forward-looking statements are subject to assumptions with respect to future business strategies and decisions that are subject to change. RAIT does not guarantee that the assumptions underlying such forward looking statements are free from errors. Actual results may differ materially from the anticipated results discussed in these forward-looking statements.
The following factors, among others, could cause actual results to differ materially from the anticipated results or other expectations expressed in the forward-looking statements: the risk factors and other disclosure contained in filings by RAIT with the Securities and
Exchange Commission (“SEC”), including, without limitation, RAIT’s most recent annual and quarterly reports filed with SEC. RAIT’s SEC filings are available on RAIT’s website at www.raitft.com.
You are cautioned not to place undue reliance on these forward-looking statements, which speak only as of the date of this presentation. All subsequent written and oral forward-looking statements attributable to RAIT or any person acting on its behalf are expressly qualified in their entirety by the cautionary statements contained or referred to in this document and the related presentation. Except to the extent required by applicable law or regulation, RAIT undertakes no obligation to update these forward-looking statements to reflect events or circumstances after the date of this presentation or to reflect the occurrence of unanticipated events.
This document and the related presentation may contain non-U.S. generally accepted accounting principles (“GAAP”) financial measures.  A reconciliation of these non-GAAP financial measures to the most directly comparable GAAP financial measure is included in this document and/or RAIT’s most recent annual and quarterly reports.
This presentation is for informational purposes only and does not constitute an offer to sell or a solicitation of an offer to buy any securities of
RAIT or Independence Realty Trust, Inc. (“IRT”) , a RAIT sponsored and managed multifamily equity REIT. This document and the related presentation may discuss an offering of common stock by IRT. A registration statement relating to these securities has been filed with the SEC but has not yet become effective. These securities may not be sold nor may offers to buy be accepted prior to the time the registration statement becomes effective. A copy of the registration statement may be obtained by contacting RAIT’s investor relations at the contact information in our most recent press release and is available on the SEC’s website at www.SEC.gov.
Forward Looking Statements, Non- GAAP Financial
Measures & Securities Offering Disclaimers

RAIT Financial Trust (“RAIT”) (NYSE: RAS), is a multi-strategy commercial real estate company organized as an internally-managed REIT with $3.7 billion of assets under management
RAIT’s IPO - January 1998
Focus on delivering strong-risk adjusted returns
Scalable, “in-house”, commercial real estate platform with over 380 employees
Offices – Philadelphia, New York, Chicago, Charlotte, Minneapolis
RAIT funded $94.9 million of loans in the quarter ended March 31, 2013 consisting of $69.4 million conduit loans, $20.8 million bridge loans and a $4.7 million mezzanine loan
No corporate, unsecured, recourse debt maturities until April 2016
Increased quarterly common dividend to $0.12 for the first quarter 2013 – a 20% increase from the fourth quarter 2012 and a 100% increase over the last five quarters
Seasoned executive team with strong real estate equity and debt experience
As of March 31, 2013
About RAIT

COMMERCIAL REAL ESTATE
OWNER & OPERATOR
- Maximize value over time
- Hedges against inflation
- Adds stability to the asset mix
COMMERICAL REAL ESTATE
LENDER
- Significant lending opportunity
- One-source financing option to
middle market: originate,
underwrite, close & service
commercial real estate loans
ASSET & PROPERTY MANAGER
- Full service property
management capabilities
- Asset Manager: S&P &
Morningstar rated primary and
special loan servicer
Commercial Real Estate Platform
$3.7 Billion Assets Under
Management
Multi- Strategy Business Approach
As of March 31, 2013

The lending opportunity
Over $1.5 trillion of CRE debt is expected to mature through 2018
(1)
Limited competition for small balance conduit loans and short term transitional loans
Increasing CMBS activity: $32.4 billion issued through May 3, 2013 & market expects to end 2013 with around $65 billion of issuance, approximately a 35% increase over the $48 billion issued in
2012
(2)
Equity gap drives bridge and mezzanine lending opportunities
RAIT’s goal
Capitalize on lending opportunity utilizing existing, scalable platform and internal expertise to originate and underwrite bridge, mezzanine and conduit loans of $5 million to $30 million on multi-
family, office, retail and light industrial properties
RAIT’s competitive advantage: uniquely positioned to deliver a one-source financing option to our borrowers
Active credit and risk management
(1) Morgan Stanley (January 2011), Bloomberg LP, Foresight Analytics, Trepp and Intex
(2) Commercial Mortgage Alert
Commercial Real Estate Lender

Funding
Warehouse providers
Barclays – conduit loans
Citibank – conduit loans
Credit Suisse AG – bridge loans
RAIT’s balance sheet
Loan types
Conduit loans – for sale loans: stable properties, 5 to 10 yr, fixed rate, approximate coupon range 3.75%-5.00%
Bridge loans – balance sheet loans: transitional properties, 3 to 5 yr, floating rate over libor, origination & exit fee, approximate coupon range: 5.75% - 8% with floors
Mezzanine loans – balance sheet loans: stable properties, floating rate, origination & exit fees, approximate coupon: 10%+
Commercial Real Estate Lender

Pipeline
Growing pipeline of potential opportunities
$180 million of loans under application as of May 2, 2013
Loan fundings & sales
Loan Fundings
($ in millions) Q1 2013 FY 2012
Conduit Loans 69.4 $       119.3 $
Bridge Loans 20.8 $       240.8 $
Mezzanine Loans 4.7 $          15.4 $
Total Fundings 94.9 $       375.5 $
Conduit Loans Sales
($ in millions)
Q1 2013 FY 2012
Sale amount 41.4 $       97.9 $
Fee income from loan sales 3.1 $          6.2 $
Commercial Real Estate Lender
As of March 31, 2013

By Property Type (1) By Geographic Region (1)
Improved credit performance of the loan portfolio
As of March 31, 2013 unless otherwise Indicated ($ in 000s)
Office
42%
Multi-family
24%
Retail
28%
Other
6%
Central
33%
Mid Atlantic
29%
Southeast
13%
West
16%
Northeast
9%
CRE Loan Portfolio Statistics
(1)  Based on book value at 3/31/2013.
Book Value
Weighted-
Average
Coupon Range of Maturities
Number of
Loans Key Statistics Q1 2013 Q4 2012
Commercial Real Estate (CRE) Loans Non-accrual loans $68,257 $69,08
Commercial mortgages $755,824 6.4% May 2013 to Apr. 2023 58       % change (1.2%)
Mezzanine loans 270,132 9.3% May 2013 to Nov. 2038 82 Reserve for losses 26,206 30,40
Preferred equity interests 63,744 9.7% Mar. 2014 to Aug. 2025 15       % change
(14%)
Total CRE Loans $1,089,700 7.3% 155 Provision for losses 500 50
Other loans
34,957 4.6%
May 2013 to Oct. 2016
2       % change
0%
Total investments in loans
$1,124,657 7.2%
157

Directly owned real estate portfolio
Strategy to maximize value over time through increasing occupancy and higher rental rates
Provides stability to asset mix and hedges against inflation
$1.0 billion of CRE properties at March 31, 2013
Portfolio is internally managed by seasoned property management professionals
4% average effective rent growth in multi-family portfolio from March 31, 2012 to March 31,
2013
Opportunistically acquire properties
Acquire well located apartment buildings in secondary markets via Independence Realty Trust,
Inc.
IRT acquired Runaway Bay apartments in Indianapolis, Indiana (October 2012)
» 192 garden style apartments; $15.8 million acquisition at a 6.9% cap rate; $10.2 million first mortgage at
3.59%; expected 15% year one return on equity
Utilize broker-network & relationships; off-market transactions
Commercial Real Estate Owner

(a) Based on book value of properties owned as of  March 31, 2013.
.
Directly Owned Commercial Real Estate Portfolio
Statistics
Office
26%
Multi-family
61%
Retail
8%
Other
5%
Central
32%
West
34%
Southeast
29%
Mid-Atlantic
5%
Investments in Real Estate Property Types
(a)
Investments in Real Estate Geographic U.S. Regions
(a)

Net Real Estate Operating Income Average Effective Rent (a)
Investments
in Real
Estate
Quantity
Number of
Properties
Average Physical Occupancy
3/31/2013 12/31/2012
Multi-family real estate properties $615,059 8,206 units 34 92.6% 90.0%
Office real estate properties 273,570 2,015,524 sq. ft. 11 70.3% 72.8%
Retail real estate properties 83,018 1,422,572 sq. ft. 4 68.9% 73.2%
Parcels of land
48,100
21.92 acres
10 – –
Total
$1,019,747
59 85.9% 85.1%
(a) Based on properties owned as of  March 31, 2013.
(b) Average effective rent is rent  per unit per month.
(c) Average effective rent is rent per square foot per year.
Improved Occupancy and Net Operating Income
Q1 2013 Q1 2012
Rental income $27,169 $24,831
Real estate operating expenses 14,410 13,797
Net Real Estate Operating Income $12,759 $11,034
NOI growth 16%
Average Occupancy 85.9% 85.0%
As of March 31, 2013 unless otherwise Indicated ($ in 000s)
Property Type
Q1 2013 Q1 2012
% Variance
Multi-family
(b) $720 $691 4%
Office
(c) 18.91 21.53 -12%
Retail
(c) 11.95 10.59 13%
Directly Owned Commercial Real Estate Portfolio
Statistics

Asset management
Management fees
Manage approximately $2 billion of commercial real estate loans and $1.6 billion of U.S. real estate debt securities
S&P & Morningstar rated primary and special CRE loan servicer
Property management
Property management fees – RAIT, IRT and 3
rd
party opportunities
Jupiter Communities  -
Multi-family focused
49 properties – 10,649 units
CRP Commercial Services -
Office focused
2.7 million square feet
Independence Realty Trust, Inc. – RAIT sponsored & managed
multi-family equity REIT
Transition to an underwritten public offering
Externally managed by RAIT affiliate
Asset and Property Manager
As of March 31, 2013

RAIT Financial Trust

❑

Operating Income
($'s in 000s)
$16,000
$14,000
$12,000
$10,000
$8,000
$6,000
$4,000
$2,000
$-
Q1 2011
Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013
Operating Income

13 Operating Income – 2 year History Strong operating income growth

RAIT Financial Trust

Q2 2011
Q3 2011
Q4 2011
Q1 2012
Q2 2012
Q3 2012
Q4 2012
Q1 2013

$0.06 $0.06 $0.06
$0.08 $0.08
$0.09
$0.10
$0.12
$-
$0.02
$0.04
$0.06
$0.08
$0.10
$0.12
$0.14
RAS Common Dividend History - 2 year history
RAS Dividend
RAS Dividend History – 2 Year History
Stable and steady dividend growth

2013 Projected Cash Flows
($'s in Millions)
$-
$10
$20
$30
$40
$50
$60
$70
$80
$90
CRE Loan Interest
Owned Real Estate NOI
CMBS Originations & Securitizations
Loan Origination Fees
Property Management fees- 3rd Party
Asset Management Fees
Sponsored Companies -- Asset Management fees

(1) Constitutes forward-looking information.  Actual full 2013 projected cash received from investments and each individual line item presented herein could vary significantly from the projections presented.  The above projections assume: RAIT does not raise any other capital; Investment portfolios do not experience significant loan repayments;
RAIT increases the amount of loan originations and conduit loan sales from historical levels; RAIT’s property portfolio performs at historical levels; RAIT continues to receive its securitization collateral management and property management fees; and RAIT’s sponsored companies experience growth in their investment portfolios by the end of the period covered.
2013 Projected Cash Received from Investments
(1)
($'s in millions, except per share amounts) 2013
Projected In-flows $  182 - $203
Less: CRE and Property level interest costs (52)
Less: Corporate interest and preferred dividends (34)
Less: General and administrative costs (33) - (34)
Net cash flow available to common shareholders $63 $84
Per Share $ 0.93 $  1.23

RAIT will continue to focus on:
Growth & stability through a multi-strategy approach
Utilizing RAIT’s core, integrated, real estate platform and management expertise to generate appropriate risk-adjusted returns by originating, underwriting and managing commercial real estate loans
Growing cash flow through accretive capital deployment
Focus on conduit and transitional loans
Continue to actively manage credit risk
Effectively manage RAIT’s portfolio of owned real estate to deliver increasing rental and occupancy rates while managing operating costs
Leveraging RAIT’s capabilities to grow fee income and assets under management
Maintaining a strong pipeline of investment opportunities
Delivering stable and growing dividends
RAIT Highlights

17 Appendix

No unsecured, recourse debt maturities until April 2016
(1) Does not include $15.9 million of secured debt on RAIT’s CMBS and commercial mortgage facilities.
(2) Assumes full exercise of holders’ 7.0% convertible senior notes redemption right in April 2016.
(3) Includes senior secured notes issued by us with an aggregate principal amount equal to $92,000 with a weighted average coupon of 7.0%, which are eliminated in consolidation
$-
$- $-
$122,608
$46,000
$23,000
$23,000
$-
$43,771
$-
$20,000
$40,000
$60,000
$80,000
$100,000
$120,000
$140,000
2013 (1) 2014 2015 2016 (2) 2017 (3) 2018 (3) 2019 (3) 2020 Thereafter
Unsecured Recourse Debt Maturities and Redemption Dates
(in 000s)
Unsecured Recourse Debt Summary
As of March 31, 2013

Adjusted Book Value
(1)
(1) Management views adjusted book value as a useful and appropriate supplement to shareholders’ equity and book value per share. The measure serves as an additional measure of our value because it facilitates evaluation of us without the effects of various items that we are required to record in accordance with GAAP but which have limited economic impact on our business. Those adjustments primarily reflect the effect of consolidated securitizations where we do not currently receive cash flows on our retained interests, accumulated depreciation and amortization, the valuation of long-term derivative instruments and a valuation of our recurring collateral and property management fees.  Adjusted book value is a non-GAAP financial measurement, and does not purport to be an alternative to reported shareholders’ equity, determined in accordance with GAAP, as a measure of book value. Adjusted book value should be reviewed in connection with shareholders’ equity as set forth in our consolidated balance sheets, to help analyze our value to investors. Adjusted book value may be defined in various ways throughout the REIT industry. Investors should consider these differences when comparing our adjusted book value to that of other REITs.
(2) Based on 60,758,957 common shares outstanding as of March 31, 2013.
(3) Based on 3,749,288 Series A preferred shares, 2,288,465 Series B preferred shares, and 1,640,100 Series C preferred shares outstanding as of March 31, 2013, all of which have a liquidation preference of $25.00 per share.

As of March 31, 2013

Amount

Per Share (2)

Total shareholders’ equity ......................................................................................................................... $ 764,978 $ 12.59
Liquidation value of preferred shares characterized as equity (3) ............................................... (191,946) (3.16)
  Book value .................................................................................................................................................. 573,032 9.43
Adjustments:

Taberna VIII and Taberna IX securitizations ................................................................................... (406,898) (6.70)
RAIT I and RAIT II derivative liabilities ............................................................................................. 62,144 1.02
Change in fair value for warrants and investor SARs ..................................................................... 10,673 0.18
Accumulated depreciation and amortization .................................................................................. 123,499 2.03
Valuation of recurring collateral and property management fees ................................................. 19,180 0.32
  Total adjustments ...................................................................................................................................... (191,402) (3.15)
  Adjusted book value ................................................................................................................................... $ 381,630 $ 6.28

Adjusted Book Value
(1)
(All $ in 000s except per share numbers)

(1) We believe that funds from operations, or FFO, and adjusted funds from operations, or AFFO, each of which are non-GAAP measures, are additional appropriate measures of the operating performance of a REIT and us in particular. We compute FFO in accordance with the standards established by the National Association of Real Estate Investment Trusts, or NAREIT, as net
income or loss allocated to common shares (computed in accordance with GAAP), excluding real estate-related depreciation and amortization expense, gains or losses on sales of real estate and the cumulative effect of changes in accounting principles.  AFFO is a computation made by analysts and investors to measure a real estate company's cash flow generated by operations.
We calculate AFFO by adding to or subtracting from FFO: change in fair value of financial instruments; gains or losses on debt extinguishment; capital expenditures, net of any direct financing associated with those capital expenditures; straight-line rental effects; amortization of various deferred items and intangible assets; and share-based compensation. Our calculation of AFFO differs from the methodology used for calculating AFFO by certain other REITs and, accordingly, our AFFO may not be comparable to AFFO reported by other REITs. Our management utilizes FFO and AFFO as measures of our operating performance, and believes they are also useful to investors, because they facilitate an understanding of our operating performance after adjustment for certain non-cash items, such as real estate depreciation, share-based compensation and various other items required by GAAP that may not necessarily be indicative of current operating performance and that may not accurately compare our operating performance between periods. Furthermore, although FFO, AFFO and other supplemental performance measures are defined in various ways throughout the REIT industry, we also believe that FFO and AFFO may provide us and our investors with an additional useful measure to compare our financial performance to certain other REITs. Neither FFO nor AFFO is equivalent to net income or cash generated from operating activities determined in accordance with U.S. GAAP. Furthermore, FFO and AFFO do no
t represent amounts available for management's discretionary use because of needed capital replacement or expansion, debt service obligations or other commitments or uncertainties.
Neither FFO nor AFFO should be considered as an alternative to net income as an indicator of our operating performance or as an alternative to cash flow from operating activities as a measure of our liquidity. References to “we”, “us”, and “our” refer to RAIT Financial Trust and its subsidiaries.
(2) Based on 60,363,153 weighted-average shares outstanding-diluted for the three-month period ended March 31, 2013.
(3) Based on 44,150,924 weighted-average shares outstanding-diluted for the three-month period ended March 31, 2012.

For the Three-Month
Period Ended
March 31, 2013

For the Three-Month
Period Ended
March 31, 2012

Amount

Per Share (1)

Amount

Per Share (2)

Funds From Operations:

Net income (loss) allocable to common shares ......................................................... $ (90,532) $ (1.50 $ (107,019 $ (2.42)
Adjustments:

Real estate depreciation and amortization .................................................... 7,973 0.13 7,459 0.17
(Gains) losses on the sale of real estate ........................................................ 0 0.00 0 0.00

Funds From Operations ............................................................................................... $ (82,559) $ (1.37 $ (99,560 $ (2.25)

Adjusted Funds From Operations:

Funds From Operations ............................................................................................... $ (82,559) $ (1.37 $ (99,560 $ (2.25)
Adjustments:

Change in fair value of financial instruments ................................................. 99,757 1.65 108,923 2.48
(Gains) losses on debt extinguishment .......................................................... 0 0.00 (1,574 (0.04)
Capital expenditures, net of direct financing .................................................. (172) 0.00 (248 (0.01)
Straight-line rental adjustments ...................................................................... (288) 0.00 (306 (0.01)
Amortization of deferred items and intangible assets ................................... 1,133 0.02 1,526 0.03
Share-based compensation............................................................................ 723 0.01 557 0.01

Adjusted Funds From Operations............................................................................... $ 18,594 $ 0.31 $ 9,318 $ 0.21

Adjusted Funds from Operations
(1)
(All $ in 000s except per share numbers)

RAIT Financial Trust

	For the Three-Month Periods Ended March 31 2013	2012
Revenue:		
Investment interest income	$ 31,280	$ 27,956
Investment interest expense	(7,483)	(8,449)
Net interest margin	23,797	19,507
Rental income	27,169	24,831
Fee and other income	7,285	1,458
Total revenue	58,251	45,796
Expenses:		
Interest expense	9,666	10,899
Real estate operating expense	14,410	13,797
Compensation expense	6,947	5,738
General and administrative expense	3,776	3,825
Provision for losses	500	500
Depreciation and amortization expense	8,570	7,663
Total expenses	43,869	42,422
Operating Income	14,382	3,374
Interest and other income (expense)	76	33
Gains (losses) on sale of assets	(3)	11
Gains (losses) on extinguishment of debt	0	1,574
Change in fair value of financial instruments	(99,757)	(108,923)
Income (loss) before taxes and discontinued operations	(85,302)	(103,931)
Income tax benefit (provision)	(39)	267
Income (loss) from continuing operations	(85,341)	(103,664)
Income (loss) from discontinued operations	0	0
Net income (loss)	(85,341)	(103,664)
(Income) loss allocated to preferred shares	(5,218)	(3,410)
(Income) loss allocated to noncontrolling interests	27	55
Net income (loss) allocable to common shares	$ (90,532)	$ (107,019)
Earnings (loss) per share—Basic:		
Continuing operations	$ (1.50)	$ (2.42)
Discontinued operations	0.00	0.00
Total earnings (loss) per share—Basic	$ (1.50)	$ (2.42)
Weighted-average shares outstanding—Basic	60,363,153	44,150,924
Earnings (loss) per share—Diluted:		
Continuing operations	$ (1.50)	$ (2.42)
Discontinued operations	0	0.00
Total earnings (loss) per share—Diluted	$ (1.50)	$ (2.42)
Weighted-average shares outstanding—Diluted	60,363,153	44,150,924
Distributions declared per common share	$ 0.12	$ 0.08

21 RAIT Income Statement (All $ in 000s except per share numbers)

RAIT Financial Trust

	As of March 31, 2013	As of December 31, 2012
Assets		
Investments in mortgages and loans, at amortized cost:		
Commercial mortgages, mezzanine loans, other loans and preferred equity interests	$1,124,044	$1,075,129
Allowance for losses	(26,206)	(30,400)
Total investments in mortgages and loans	1,097,838	1,044,729
Investments in real estate, net of accumulated depreciation of $104,828 and $97,392, respectively	914,919	918,189
Investments in securities and security-related receivables, at fair value	670,245	655,509
Cash and cash equivalents	63,854	100,041
Restricted cash	88,397	90,641
Accrued interest receivable	49,558	47,335
Other assets	48,184	45,459
Deferred financing costs, net of accumulated amortization of $15,926 and $15,811, respectively	18,834	19,734
Intangible assets, net of accumulated amortization of $2,745 and $2,976, respectively	1,784	2,343
Total assets	$2,953,613	$2,923,980
Liabilities and Equity		
Indebtedness ($293,623 and $216,703 at fair value, respectively)	$1,888,850	$1,799,595
Accrued interest payable	27,051	24,129
Accounts payable and accrued expenses	22,056	22,990
Derivative liabilities	141,518	151,438
Deferred taxes, borrowers' escrows and other liabilities	53,831	35,704
Total liabilities	2,133,306	2,033,856
Series D cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized, 2,600,000 shares issued and outstanding	51,369	52,278
Equity:		
Shareholders' equity:		
Preferred shares, $0.01 par value per share, 25,000,000 shares authorized;		
7.75% Series A cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,760,000 shares authorized, 3,749,288 and 3,124,288 shares issued and outstanding	37	31
8.375% Series B cumulative redeemable preferred shares, liquidation preference $25.00 per share, 4,300,000 shares authorized, 2,288,465 shares issued and outstanding	23	23
8.875% Series C cumulative redeemable preferred shares, liquidation preference $25.00 per share, 3,600,000 shares authorized, 1,640,100 shares issued and outstanding	17	17
Series E cumulative redeemable preferred shares, $0.01 par value per share, 4,000,000 shares authorized	0	0
Common shares, $0.03 par value per share, 200,000,000 shares authorized, 60,758,957 and 58,913,142 issued and outstanding, including 383,384 unvested restricted common share awards at March 31, 2013	1,823	1,760
Additional paid in capital	1,859,449	1,837,389
Accumulated other comprehensive income (loss)	(87,419)	(95,173)
Retained earnings (deficit)	(1,008,952)	(910,086)
Total shareholders' equity	764,978	833,961
Noncontrolling interests	3,960	3,885
Total equity	768,938	837,846
Total liabilities and equity	$2,953,613	$2,923,980

22 RAIT Balance Sheet (All $ in 000s except per share numbers)